UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 24, 2003
                                                 -------------------

                                 NYMAGIC, INC.
                       -------------------------------
            (Exact name of registrant as specified in its charter)


             New York                   1-11238          13-3534162
   ---------------------------        ------------   -------------------
  (State or other jurisdiction        (Commission      (IRS Employer
      of incorporation)               File Number)   Identification No.)



         330 Madison Avenue, New York, New York                10017
         --------------------------------------             -----------
        (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code     212.551.0600
                                                     ------------------

        -----------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.    Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number     Description
-------------      ------------
99.1               Press Release dated as of November 24, 2003.


Item 9.  Regulation FD Disclosure.

       9.1 On November 24, 2003, NYMAGIC, INC. issued a press release announcing its secondary offering of common shares by a group of selling shareholders. The press release is attached hereto as an exhibit and is hereby incorporated in its entirety by reference.

       9.2 Today NYMAGIC announced the following information about reinsurance recoverables.

                      Reinsurance Recoverables (6/30/03)
                                 (in millions)
                                                                           A.M. Best Rating
                              Balances                                     A- or     Below
                    Total     > 500,000     Security     Balances Net      better     A-
                    -----     ---------     --------     ------------      ------     ---

Reinsurance          310        276          143.0          133.0          122.3      10.3
Recoverables

Statutory          177.7                                    177.7          177.7     177.7
Consolidated
Surplus

Percentage         174.5%                                   74.8%           68.8%     5.8%


       In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 24, 2003
                                       NYMAGIC, INC.


                                       By:  /s/ Paul J. Hart
                                          ----------------------------------
                                          Paul J. Hart
                                          General Counsel

                                 EXHIBIT INDEX


Exhibit Number          Description
-------------           -----------
99.1                    Press Release dated as of November 24, 2003.